UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025
EXAGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39049	20-0434866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1261 Liberty Way
Vista, CA 92081
(Address of principal executive offices) (Zip Code)
(760) 560-1501
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XGN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Exagen Inc. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting") on June 10, 2025. At the Annual Meeting, the Company's stockholders voted on four proposals, as described below. Each of the proposals was described in detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”). The vote totals noted below are final voting results from the Annual Meeting.
Proposal 1
The Company's stockholders elected the following two Class III directors for a three-year term of office expiring at the Company's 2028 annual meeting of stockholders and until their successors are duly elected and qualified or until such director's earlier death, resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
John Aballi	8,593,115	32,626	2,997,490
Bruce C. Robertson, Ph.D.	5,656,283	2,969,458	2,997,490
Proposal 2
The Company's stockholders ratified the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,532,748	74,611	15,872	__
Proposal 3
The Company's stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,599,414	16,752	9,575	2,997,490
Proposal 4
The Company's stockholders approved, by an advisory vote, the frequency of holding future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
8,376,265	86,357	155,681	7,438	2,997,490
In light of these results, and consistent with the recommendation of the Company's board of directors to stockholders in the Proxy Statement, the Company's policy will be to hold an advisory vote on executive compensation every year until the next required vote by stockholders on the frequency of future advisory votes on named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAGEN INC.

Date: June 11, 2025	By:	/s/ Jeffrey G. Black
Jeffrey G. Black
Chief Financial Officer